Exhibit 99.1

StHealth Capital Partners Acquires FCIC Advisors and Announces New Strategic Direction and Management for First Capital Investment Corporation

Derek Taller, Ph.D., Appointed Chief Executive Officer

Reid Maclellan, M.D., Appointed Chief Operating Officer

Paul Saint-Pierre Appointed as Interim Chairman of the Board and Chief Financial Officer, Treasurer and Secretary

Strategic Shift in Focus to Healthcare Capitalizing on Management Expertise

NEW YORK, NY, March 14, 2018 – First Capital Investment Corporation (“FCIC”, “First Capital”, “Company”), a publicly-registered, non-traded business development company (BDC), announced today that First Capital Master Advisor, LLC (“FCMA”), the entity that owns FCIC Advisors LLC, the investment advisor to First Capital, is being acquired by StHealth Capital Partners LLC (“StHealth”, “StHealth Capital”). Additionally, the Company announced a change to its management structure and investment strategy including key new appointments, departures and a strategic shift in direction focusing on investments in healthcare companies, capitalizing on the expertise of the newly-installed management team.

Under the previous advisory, the BDC focused on debt and commercial assets; however, the newly-appointed management is streamlining its strategic focus to healthcare not only to capitalize on the deep and wide market opportunity but to also better align with the new management’s extensive executive, scientific, and commercial experience in healthcare that spans biopharmaceuticals, medical technologies, diagnostics and other key verticals within the industry.

To best execute this strategic shift and re-positioned focus on healthcare companies, the Board announced new key management appointments that each carry decades of sector expertise that underscore the value they bring to the BDC’s portfolio companies. The Board appointed Derek Taller, Ph.D., as Chief Executive Officer, Reid Maclellan, M.D., as Chief Operating Officer and Paul Saint-Pierre as Chief Financial Officer, Treasurer and Secretary. Biographies of each of these three Officers can be found below.

In conjunction with his management role, the Board also appointed Mr. Saint-Pierre as interim Chairman of the Board of First Capital until a new Chairman is appointed at the 2018 Annual Meeting of Stockholders. Concurrent with Mr. Saint-Pierre’s appointment, Dr. Bob Froehlich and Suneet Singal resigned from the Board of First Capital.

Concurrent with the management appointments described, Mr. Singal submitted his resignation as Acting Chief Executive Officer, Acting Treasurer, Acting Chief Financial Officer and Acting Secretary of First Capital Investment Corporation. Brian Wall has also resigned from his position as Financial Consultant for FCIC.

Mr. Singal commented, “This acquisition and decision to focus the Company’s strategic direction maximizes value for our shareholders by aligning our best resources along with some of the industry’s top talent in an area where we are not only seeing the most growth but feel we can also add the most value in driving innovation and returns. The accomplished pedigrees of the newly-appointed management underscore our confidence in Derek, Reid and Paul’s team to lead the Company with a new vision.”

Dr. Taller added, “I’m very proud and looking forward to leading the charge on delivering a vision to apply our talent and experience in building new generations of innovative medtech and biopharma companies. Our vision is to drive StHealth to become recognized as a premier development stage vehicle. With our technical and commercial expertise that we have accumulated from managing multiple healthcare-focused portfolios combined with our academic and medical training, our team has all the key ingredients to produce profoundly innovative healthcare solutions backed by solid and sustainable business models.”

Derek Taller, Ph.D., Chief Executive Officer

Dr. Derek Taller currently serves as the Chief Executive Officer of StHealth Capital and previously served as Managing Director of LG Investments, a New York-based Multi-Family Office. Dr. Taller has a broad range of expertise in healthcare, and has originated, structured and executed both public and private investment and financing deals. His expertise is further demonstrated by his involvement in leading companies that he supported through managing multiple healthcare equity portfolios and forming fund vehicles to help execute on lucrative corporate strategies and partnerships.

Dr. Taller focuses on innovative product technologies, strategy, growth, management buyouts and global strategic alliances. His strategy places emphasis on transformational healthcare and under the radar market opportunities through data analytics, superior innovation, and globalization. He also focuses on a distribution channel for products through large hospital networks domestically and in several overseas countries. Dr. Taller is also involved in policy making to advance the adoption of breakthrough medical products.

Prior to StHealth Capital, Dr. Taller was a Senior Manager at Benchmark and was involved in the formation of a healthcare fund vehicle. His buy-side experience also spans from being a Portfolio Manager at Xmark Partners to Stratix Asset Management where he managed a healthcare fund for public investments.

Previously, Dr. Taller conducted research at New York Medical/Rockefeller, King’s College London, Cancer Institute of New Jersey, UC Berkeley and UCSF. He holds a Ph.D. from the Cancer Institute of New Jersey-RWJ Medical School and an A.B. in Molecular Biology from U.C. Berkeley.

Reid Maclellan, M.D., Chief Operating Officer

Dr. Reid Maclellan has served as the Chief Operating Officer of StHealth Capital since its inception in March 2018 and concurrently actively practices and teaches translational medical research. Dr. Maclellan is an Adjunct Professor at both Harvard Medical School and Boston Children’s Hospital.

Dr. Maclellan is managing partner of Crimson Veritas Consulting Group (CVCG). CVCG’s clients consist of several family offices throughout the US. CVCG specializes in sourcing and performing due diligence on deals primarily in the biotech, medtech, and pharmacology spaces.

Dr. Maclellan currently serves on the Board of Directors for five organizations, including both for-profit and not-for-profit. He is a member of the Scientific Advisory Board for Nanotronics, a privately-held artificial intelligence pioneer.

Dr. Maclellan also sits on all three of the Maclellan Family Foundations’ boards. Maclellan Family Foundations was incorporated in 1945 by Dr. Maclellan’s great-grandfather, Robert J. Maclellan; grandfather, Robert L. Maclellan; and his great-grandaunt, Dora Maclellan Brown. The corpus originated from the family-owned business Provident Insurance. Maclellan Family Foundations support over 150 charitable organizations each year.

As a key opinion leader in the fields of vascular anomalies and lymphedema, Dr. Maclellan frequently lectures internationally and speaks at conferences for the American College of Surgeons, the Plastic Surgery Research Council, the American Society of Plastic Surgeons, and the International Society for the Study of Vascular Anomalies. He completed a general surgery internship at the University of Tennessee College of Medicine Chattanooga. Dr. Maclellan then completed plastic surgery clinical and research fellowships at Harvard Medical School and Boston Children’s Hospital.

Dr. Maclellan graduated magnum cum laude with a B.S. from the University of Alabama at Birmingham. He received his M.D. from the University of Alabama School of Medicine. He earned a post-doctoral Master in Medical Sciences Degree in translational medical research from Harvard Medical School.

Paul Saint-Pierre, Chief Financial Officer, Treasurer and Secretary

Mr. Paul Saint-Pierre, is the Chief Financial Officer of StHealth Capital and previously served as Chief Financial Officer of Guggenheim Credit Income Fund, a master-feeder funds complex organized as a publicly-registered business development company (BDC). The Fund, launched in 2015 is a middle-market lender to private American companies. Additionally, between December 2014 and September 2017, Mr. Saint-Pierre concurrently served as Chief Financial Officer of Carey Credit Advisors, a registered investment advisor, and Senior Vice President of W.P. Carey, Inc., the initial co-sponsor of Carey Credit Income the Fund.

Mr. Saint-Pierre has extensive experience in management and financial positions. From May 2010 to November 2014 he served as the Chief Financial Officer of Corporate Capital Trust, Inc, a business development company that invests in corporate loans of middle market companies. From May 2007 to November 2014 he was the Chief Financial Officer of CNL Fund Advisors Company. Prior to that, Mr. Saint-Pierre held C-level positions with Hovananian Land Investment Company and Wall Street Realty Capital.

Mr. Saint-Pierre received his BA from Michigan State University and an MBA in Finance & Real Estate from the Haas School of Business at the University of California, Berkeley.

About First Capital Investment Corporation

First Capital Investment Corporation is a publicly registered, non-traded business development company. The Company is focused on generating current income and long-term capital appreciation by investing in mostly private U.S. small and middle-market companies. FCIC provides customized financing solutions through directly originated loans, through equity investments, and by participating in syndicated transactions.

Contacts

Edison Advisors

Tirth Patel

tpatel@edisongroup.com

646-653-7035

First Capital Investment Corporation

410 Park Avenue

14th Floor

New York, NY 10022

Forward-Looking Statements

Certain information set forth in this press release contains “forward-looking information”, including “future oriented financial information” and “financial outlook”, under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) completion of, and the use of proceeds from, the sale of the shares being offered hereunder; (iii) the expected development of the Company’s business, projects and joint ventures; (iv) execution of the Company’s vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing for the Company’s projects; (vi) completion of the Company’s projects that are currently underway, in development or otherwise under consideration; (vii) renewal of the Company’s current customer, supplier and other material agreements; and (viii) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.